CARTER VALIDUS MISSION CRITICAL REIT

THIRD QUARTER PORTFOLIO UPDATE
SEPTEMBER 30, 2018



Cypress Pointe Surgical Center was acquired by Carter Validus Mission Critical REIT, Inc. on March 14, 2014

Company Snapshot

Total Investments[1]
$1.155 Billion

Remaining Lease Term[2]
11.79 Years

Percent Leased[2]
77.0%

Leverage Ratio (Net Debt)[3]
17.2%

Avg. Annual Rent Escalation
2.42%

Total Dispositions to Date
$1.399 Billion

Number of Properties
61

Special Distribution (On 03/16/18)
$3.00 Per Share

Net Asset Value (As of 06/30/18)
$5.33 Per Share[4]

Current Annualized Distribution Rate[4]
6.0%

Top Ten States

Total Investments by Top Ten States[1]		Number of Properties
$671,584,606	Texas	16
$102,357,618	Lousiana	5
$78,016,270	Ohio	3
$66,750,351	Florida	10
$41,585,051	Missouri	2
$29,453,819	California	4
$28,538,969	Wisconsin	9
$26,426,966	Massachusetts	1
$26,370,295	Colorado	1
$22,746,078	Arkansas	1

Credit Concentrations


NON-RATED TENANT/GUARANTOR
NON-INVESTMENT GRADE TENANT/GUARANTOR
NON-RATED TENANT/GUARANTOR AFFILIATED WITH INVESTMENT GRADE PARENT
INVESTMENT GRADE RATING TENANT/GUARANTOR
9%
5%
22%
64%

Property Map


REIT I Healthcare
Carter Validus Headquarters

FOOTNOTES:

1. Based on aggregate contract purchase price, acquisition costs and additional capital expenditures.
2. Weighted average remaining lease term and weighted average percent leased are based on rentable square footage and exclude the tenant at Bay Area Regional Medical Center. The property was leased to the Board of Regents of the University of Texas System, effective as of October 22, 2018.
3. Calculated based on debt outstanding net of cash over total investments.
4. Effective as of October 1, 2018, based on NAV per share of $5.33.

THIRD QUARTER PORTFOLIO UPDATE
SEPTEMBER 30, 2018

CARTER VALIDUS® MISSION CRITICAL REIT

Healthcare Portfolio

Property	Location	Rentable Square Feet	Acquisition Date
Post Acute Medical Portfolio	(a)	158,105	05/23/2016
21st Century Oncology Portfolio	(b)	207,239	03/31/2015 4/20/2015
Landmark Hospital of Savannah	Savannah, GA	48,184	01/15/2015
Lafayette Surgical Hospital	Lafayette, LA	73,824	09/19/2014
Dermatology Associates of Wisconsin Portfolio	(c)	88,114	09/15/2014
San Antonio Healthcare Facility	San Antonio, TX	57,929	09/12/2014
Select Medical Portfolio	(d)	166,414	08/29/2014
Rhode Island Rehabilitation Healthcare Facility	N. Smithfield, RI	92,944	08/28/2014
Bay Area Regional Medical Center	Webster, TX	373,070	07/11/2014
Cypress Pointe Surgical Hospital	Hammond, LA	63,000	03/14/2014
Walnut Hill Medical Center	Dallas, TX	199,182	02/25/2014
Lubbock Heart Hospital	Lubbock, TX	102,143	12/20/2013
Warm Springs Rehabilitation Hospital	San Antonio, TX	113,136	11/27/2013
Post Acute/Warm Springs Rehab Hospital of Westover Hills	San Antonio, TX	50,000	09/06/2013
Cumberland Surgical Hospital	San Antonio, TX	82,316	08/29/2013
Akron General Integrated Medical Facility	Green, OH	38,564	08/23/2013
Valley Baptist Wellness Center	Harlingen, TX	38,111	08/16/2013
Christus Cabrini Surgery Center	Alexandria, LA	15,600	07/31/2013
Physicians' Specialty Hospital	Fayetteville, AR	55,740	06/28/2013
Fresenius Healthcare Facility	Goshen, IN	15,462	06/11/2013
Wilkes-Barre Healthcare Facility	Mountain Top, PA	15,996	05/31/2013
Grapevine Hospital	Grapevine, TX	61,400	02/25/2013
Akron General Medical Center	Green, OH	98,705	12/28/2012
Houston Surgery Center	Houston, TX	14,000	11/28/2012
Vibra New Bedford Hospital	New Bedford, MA	70,657	10/22/2012
Vibra Denver Hospital	Thornton, CO	131,210	09/28/2012
Baylor Medical Center	Dallas, TX	62,390	08/29/2012
HPI Integrated Medical Facility	Oklahoma City, OK	34,970	06/28/2012
Stonegate Medical Center	Austin, TX	27,375	03/30/2012
St. Louis Surgical Center	Creve Coeur, MO	21,823	02/09/2012

a. Victoria, TX; New Braunfels, TX; Convington, LA; Hammond, LA
b. Palm Desert, CA; Las Vegas, NV; Santa Rosa Beach, FL; Fort Walton Beach, FL; Henderson, NV; Bradenton, FL; Bonita Springs, FL; Frankfort, KY; Jacksonville, FL; Yucca Valley, CA; Fort Myers, FL; Rancho Mirage, CA; Crestview, FL; Lehigh Acres, FL; Fairlea, WV; El Segundo, CA
c. Manitowoc, WI; Marinette, WI; Appleton, WI; Bellevue, WI; De Pere, WI; Howard, WI; Oshkosh, WI; Sturgeon Bay, WI
d. Akron, OH; Frisco, TX; Bridgeton, MO

Percent of Total Portfolio[1]



33.37%
17.02%
15.77%
13.94%
10.82%
7.36%
1.72%
Acute Care Hospital
Specialty Hospital
Long Term Acute Care Hospital
Integrated Medical Facility
Integrated Rehabilitation Facility
Diagnostic/Radiology Therapy Center
Ambulatory Care Center

Number of Properties



19
16
9
6
6
3
2
Integrated Medical Facility
Diagnostic/Radiology Therapy Center
Long Term Acute Care Hospital
Integrated Rehabilitation Facility
Specialty Hospital
Ambulatory Care Center
Acute Care Hospital

Total Rentable Square Feet



572,252
477,865
439,413
415,226
414,185
207,239
51,423
Acute Care Hospital
Long Term Acute Care Hospital
Specialty Hospital
Integrated Medical Facility
Integrated Rehabilitation Facility
Diagnostic/Radiology Therapy Center
Ambulatory Care Center

Healthcare Portfolio-2018 Dispositions

Property	Location	Acquisition Date	Sale Date	Rentable Square Feet	Sale Price
21st Century Oncology-Tamarac	Tamarac, FL	03/31/2015	05/25/2018	4,900	$1,575,000
21st Century Oncology-East Naples	Naples, FL	03/31/2015	05/30/2018	8,024	$1,590,300

Data Center Portfolio-2018 Dispositions

Property	Location	Acquisition Date	Sale Date	Rentable Square Feet	Sale Price
Arizona Data Center Portfolio	Phoenix/Scottsdale, AZ	08/27/2014	01/10/2018	658,215	$142,500,000
Milwaukee Data Center	Hartland, WI	03/28/2014	06/11/2018	59,516	$21,000,000
Alpharetta Data Center II	Alpharetta, GA	10/31/2014	06/14/2018	165,000	$64,000,000
Andover Data Center	Andover, MA	03/28/2013	07/25/2018	92,700	$15,000,000

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in thousands, except share data and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2018	2017	2018	2017
Revenue:				
Rental revenue	$ 20,367	$ 26,365	$ 71,825	$ 79,725
Provision for doubtful accounts related to rental revenue	(3,746)	(3,357)	(35,969)	(11,204)
Tenant reimbursement revenue	1,356	1,298	4,637	4,770
Provision for doubtful accounts related to tenant reimbursement revenue	(481)	(449)	(4,280)	(1,861)
Total revenue	17,496	23,857	36,213	71,430
Expenses:				
Rental expenses	2,663	2,798	8,623	7,890
General and administrative expenses	1,495	1,574	4,372	5,204
Asset management fees	2,464	2,679	7,408	7,985
Depreciation and amortization	7,243	8,212	43,309	24,091
Total expenses	13,865	15,263	63,712	45,170
Income (loss) from operations	3,631	8,594	(27,499)	26,260
Other income (expense):				
Other interest and dividend income	1,682	497	3,603	1,551
Interest expense, net	(3,256)	(5,324)	(10,375)	(15,755)
Provision for loan losses	(571)	(7,459)	(2,750)	(11,631)
Impairment loss on real estate	—	—	(5,831)	—
Gain on real estate dispositions	—	—	218	—
Total other expense	(2,145)	(12,286)	(15,135)	(25,835)
Income (loss) from continuing operations	1,486	(3,692)	(42,634)	425
Income from discontinued operations	4,117	10,636	36,600	29,711
Net income (loss)	5,603	6,944	(6,034)	30,136
Net (income) loss attributable to noncontrolling interests in consolidated partnerships	(33)	(898)	15	(3,018)
Net income (loss) attributable to common stockholders	$ 5,570	$ 6,046	$ (6,019)	$ 27,118
Other comprehensive income:				
Unrealized income on interest rate swaps, net	$ 18	$ 207	$ 442	$ 1,326
Other comprehensive income	18	207	442	1,326
Comprehensive income (loss)	5,621	7,151	(5,592)	31,462
Comprehensive (income) loss attributable to noncontrolling interests in consolidated partnerships	(33)	(898)	15	(3,018)
Comprehensive income (loss) attributable to common stockholders	$ 5,588	$ 6,253	$ (5,577)	$ 28,444
Weighted average number of common shares outstanding:				
Basic	181,260,431	186,295,970	182,671,045	185,834,940
Diluted	181,282,589	186,295,970	182,671,045	185,853,976
Net income (loss) per common share attributable to common stockholders:				
Basic:				
Continuing operations	$ 0.01	$ (0.02)	$ (0.23)	$ 0.01
Discontinued operations	0.02	0.05	0.20	0.14
Net income (loss) attributable to common stockholders	$ 0.03	$ 0.03	$ (0.03)	$ 0.15
Diluted:				
Continuing operations	$ 0.01	$ (0.02)	$ (0.23)	$ 0.01
Discontinued operations	0.02	0.05	0.20	0.14
Net income (loss) attributable to common stockholders	$ 0.03	$ 0.03	$ (0.03)	$ 0.15
Distributions declared per common share	$ 0.11	$ 0.18	$ 3.40	$ 0.52

FFO AND MFFO RECONCILIATION
(in thousands, except share data and per share amounts)
(Unaudited)

	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2018	Nine Months Ended September 30, 2017
Net income (loss) attributable to common stockholders	$ 5,570	$ 6,046	$ (6,019)	$ 27,118
Adjustments:				
Depreciation and amortization	7,243	18,336	43,309	54,491
Impairment loss on real estate	—	—	5,831	—
Gain on real estate dispositions from discontinued operations	(4,007)	—	(33,251)	—
Gain on real estate dispositions from continuing operations	—	—	(218)	—
Noncontrolling interests' share of the above adjustments related to the consolidated partnerships	—	(719)	—	(2,172)
FFO attributable to common stockholders	$ 8,806	$ 23,663	$ 9,652	$ 79,437
Adjustments:				
Amortization of intangible assets and liabilities (1)	(184)	(781)	(634)	(2,334)
Change in fair value of contingent consideration	—	(1,880)	—	(2,920)
Straight-line rent (2)	(1,078)	(2,324)	12,863	(10,111)
Loss on debt extinguishment	—	15	207	15
Noncontrolling interests' share of the above adjustments related to the consolidated partnerships	—	446 (3)	—	849 (4)
MFFO attributable to common stockholders	$ 7,544	$ 19,139	$ 22,088	$ 64,936
Weighted average common shares outstanding - basic	181,260,431	186,295,970	182,671,045	185,834,940
Weighted average common shares outstanding - diluted	181,282,589	186,295,970	182,671,045	185,853,976
Weighted average common shares outstanding - diluted for FFO	181,282,589	186,312,758	182,693,045	185,853,976
Net income (loss) per common share - basic	$ 0.03	$ 0.03	$ (0.03)	$ 0.15
Net income (loss) per common share - diluted	$ 0.03	$ 0.03	$ (0.03)	$ 0.15
FFO per common share - basic	$ 0.05	$ 0.13	$ 0.05	$ 0.43
FFO per common share - diluted	$ 0.05	$ 0.13	$ 0.05	$ 0.43

(1) Under GAAP, certain intangibles are accounted for at cost and reviewed at least annually for impairment, and certain intangibles are assumed to diminish predictably in value over time and are amortized, similar to depreciation and amortization of real estate-related assets that are excluded from FFO. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate.

(2) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays, if applicable). This may result in income recognition that is significantly different than the underlying contract terms. For the three and nine months ended September 30, 2018, we wrote off approximately $0 and $17,628,000, respectively, of straight-line rent related to Bay Area, a tenant that was experiencing financial difficulty. By adjusting for the change in deferred rent receivables, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with our analysis of operating performance.

(3) Of this amount, $254,000 related to straight-line rents and $192,000 related to above- and below-market leases.

(4) Of this amount, $273,000 related to straight-line rents and $576,000 related to above- and below-market leases.